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                                                                  EXHIBIT 19.1
                    STATEMENT TO CERTIFICATEHOLDERS
                 NATIONSCREDIT GRANTOR TRUST 1997 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of May 22, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month	                                                                  Apr-98
Collection Period                                                      	4/1/98
Determination Date	                                                    5/11/98
Deposit Date	                                                          5/14/98
Distribution Date	                                                     5/15/98

POOL BALANCE
            Pool Balance on the close of the last day of
              the Collection Period (Record Date)	              140,557,720.64
            Pool Factor	                                           77.3225054%
            Ending Pool Balance (per $1,000 certificate)	                  773
            Liquidation Proceeds	                                      212,444
            Purchase Amounts	                                            -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment	                                    4.479
            Carry-Over Monthly Interest Payment	                          -
            Total Interest Payment	                                      4.479

            Principal Payments:
            Monthly Principal Payment	                                  23.004
            Carry-Over Monthly Principal Payment	                         -
            Total Principal Payment	                                    23.004

            Servicing Fee:
            Servicing Fee	                                               0.498
            Carry-Over Monthly Servicing Fee	                              -
            Total Servicing Fee	                                         0.498




                     MONTHLY SERVICERS CERTIFICATE
                 NATIONSCREDIT GRANTOR TRUST 1997 - 1

Pursuant to the Pooling and Servicing Agreement, dated as of May 31, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                  	Apr-98
Collection Period	                                                    1-Apr-98
Determination Date	                                                  11-May-98
Deposit Date	                                                        14-May-98
Distribution Date	                                                   15-May-98

POOL BALANCE
          Pool Balance on the close of the last day of the
             preceding Collection Period 	                      144,739,354.55
          Principal Collections	                                  3,807,497.79
          Purchase Amounts Allocable to Principal	                      -
          Defaulted Receivables	                                    374,136.12
          Pool Balance on the close of the last day of the
             Collection Period	                                 140,557,720.64

          Original Pool Balance	                                181,781,125.63

          Certificate Factor                                        	77.32251%

          Preference Amounts	                                            -

          Certificate Pass-Through Rate	                                 6.75%
          Servicing Fee Rate                                            	0.75%

AVAILABLE FUNDS
          Collections allocable to interest	                      1,304,915.43
          Purchase Amounts allocable to interest	                       -
          Liquidation Proceeds	                                     212,444.10
          Collections allocable to principal	                     3,807,497.79
          Purchase Amounts allocable to principal	                      -
          Other Available Funds - Interest on Collection
              or Certificate Account	                                   -
          Total Available Funds	                                  5,324,857.32

INTEREST PAYMENT
          Monthly Interest Payment	                                 814,158.87
          Carry-Over Monthly Interest	                                   -
          Total	                                                    814,158.87

PRINCIPAL PAYMENT
          Monthly Principal Payment	                              4,181,633.91
          Carry-Over Monthly Principal	                                  -
          Total	                                                  4,181,633.91

SERVICING FEE
          Servicing Fee	                                             90,462.10
          Carry-Over Servicing Fee	                                      -
          Total	                                                     90,462.10

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds	                                        5,324,857.32
          Reserve Account Withdrawal Amount	                            -
          Surety Drawing Amount	                                        -
          Total Deposit to the Certificate Account	               5,324,857.32

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Monthly Interest Payment and any Carry-Over
             Monthly Interest	                                      814,158.87
          Monthly Principal Payment and any Carry-Over
             Monthly Principal	                                   4,181,633.91
          Servicing Fee and any Carry-Over Servicing Fee	            90,462.10
          Distributions to the Surety Bond Provider	                 14,473.94
          Distributions to the Reserve Account	                         -
          Distributions to the Seller	                              224,128.51

          Carry-Over Monthly Interest to the next
               Distribution Date	                                       -
          Carry-Over Monthly Principal to the next
               Distributions Date	                                      -
          Carry-Over Servicing Fee to the next
               Distribution Date	                                       -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the
               preceding Collection Period	                       5,789,574.18
          Earnings from investments on the Reserve Account	          25,162.23
          Reserve Account Withdrawal Amount	                            -
          Deposits to the Reserve Account 	                             -
          Reserve Account Balance	                                5,814,736.41
          Distributions of any excess amounts on deposit
               in the Reserve Account 	                             192,427.58
          Ending Reserve Account Balance	                         5,622,308.83

          Reserve Account Balance as a % of the Pool Balance	            4.00%
          Specified Reserve Account Requirement	                  5,622,308.83
          Amount needed to fully fund Reserve Account	                   -

SURETY BOND

          Outstanding Reimbursement Obligations at the
               end of the preceding Collection Period	                   -
          Preference Amounts	                                            -
          Surety Drawing Amount	                                         -
          Surety Bond Fee	                                           14,473.94
          Interest on Outstanding Reimbursement Obligations
               at the end of the preceding Collection Period             -
          Amounts due to Surety Bond Provider	                       14,473.94
          Distributions to the Surety Bond Provider	                 14,473.94
          Remaining Reimbursement Obligations Owed to
               the Surety Bond Provider	                                 -

NET CREDIT LOSS RATIO
          Net Credit Losses	                                        161,692.02
          For the current Collection Period                             	1.36%
          For the preceding Collection Period	                           0.53%
          For the second preceding Collection Period	                    1.10%
          Average Net Credit Loss Ratio                                 	1.00%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due	                                          191
          60 to 89 days past due	                                           36
          90 or more days past due	                                        104
          Total	                                                           331

          Principal Balance
          30 to 59 days past due	                                 1,821,016.39
          60 to 89 days past due	                                   316,696.43
          90 or more days past due	                               1,018,363.83
          Total	                                                  3,156,076.65

          Delinquency Ratio
          For the current Collection Period	                             2.25%
          For the preceding Collection Period	                           2.27%
          For the second preceding Collection Period	                    2.63%
          Average Delinquency Ratio                                     	2.38%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession
              occurred in the Current Month	                        268,413.12
          Number of Contracts where Repossession occurred
              in the Current Month	                                         22


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon	                                      10.90%
          Weighted Average Original Term (months)	                      122.00
          Weighted Average Remaining Term (months)	                     101.10
          Number of Outstanding Accounts - End of Period	               12,796


CASH SETTLEMENT FOR THE TRUSTEE
          Total Deposit to the Certificate Account	               5,324,857.32
          Servicing Fee	                                             90,462.10
          Interest allocable to the Seller's Certificate	                 0.56
          Principal amount allocable to the Seller's
               Certificate	                                               2.89
          Wire Funds to the Surety Bond Provider	                    14,473.94
          Net Deposit to the Certificate Account - Excluding
               Amounts Due to Seller	                             5,219,917.84
          Wire Funds to the Certificateholders - Interest
               Amounts	                                             814,158.31
          Wire Funds to the Certificateholders - Principal
               Amounts	                                           4,181,631.02
          Deposit Funds into the Reserve Account	                        -
          Wire Funds to NationsCredit	                              224,128.51

Approved by: /s/ LAWRENCE ANGELILLI -------------------------Authorized Signer

[NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
May 15, 1998
BY EDGAR
Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W. Washington, D.C. 20549

Re:   NationsCredit Grantor Trust 1997 - 1
Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1997 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI ----------------------------- Lawrence Angelilli Vice President & Treasurer
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